UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2016

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets

Explanatory Note

This Amendment No. 2 to Current Report on Form 8-K/A (this "Amendment No. 2") of Full House Resorts, Inc. (the "Company"), amends and supplements the Company's original Current Report on Form 8-K ("Initial Form 8-K") filed with the Securities and Exchange Commission on May 13, 2016 (Film No. 161647827) as amended by Amendment No. 1 to Current Report on Form 8-K/A ("Amendment No. 1") filed on May 18, 2016 (Film No. 161660718). The Initial Form 8-K reported under Item 2.01 that the Company completed the acquisition of Bronco Billy's Casino and Hotel ("Bronco Billy's") in Cripple Creek, Colorado (the "Transaction"). Amendment No. 1 included each of the material agreements relating to the amendment and restatement of the Company's first and second lien credit facilities as an exhibit.

This Amendment No. 2 provides the financial statements and unaudited pro forma financial information as required by Item 9.01 of Form 8-K, which were excluded from the Initial Form 8-K in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

No other modification to the Company's Initial Form 8-K or Amendment No. 1 is being made by this Amendment No. 2.

Forward-Looking Statements

All of the pro forma financial and other information and other statements included in Item 9.01 of this Amendment No. 2, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, all of the pro forma financial information, the notes related thereto, and the statements regarding the Company’s expectations with respect to the Transaction. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the Company’s ability to integrate the operations of Bronco Billy's and other anticipated benefits of the Transaction, and the risk factors disclosed in the Company’s most recent Annual Report on Form 10-K, which the Company filed with the SEC on March 30, 2016. Forward-looking statements reflect the Company’s analysis as of the date of this Amendment No. 2 and the Company does not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01         Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of Pioneer Group, Inc. and Subsidiary for the fiscal years ended December 31, 2015 and 2014 and the related independent auditor's report are included as Exhibit 99.1.

Additionally, the unaudited financial statements of Pioneer Group, Inc. and Subsidiary as of March 31, 2016 and December 31, 2015, and for the three months ended March 31, 2016 and 2015, are included as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma financial statements for the fiscal year ended December 31, 2015 and the interim period ended March 31, 2016, and the notes thereto, reflecting the Transaction, are included as Exhibit 99.3.

(d)	Exhibits
	23.1	Consent of BKD, LLP, as independent auditor for Pioneer Group, Inc. and Subsidiary.
	99.1	Pioneer Group, Inc. and Subsidiary audited financial statements for the fiscal years ended December 31, 2015 and 2014.
	99.2	Pioneer Group, Inc. and Subsidiary unaudited financial statements as of March 31, 2016 and December 31, 2015, and for the three months ended March 31, 2016 and 2015.
99.3
Unaudited pro forma condensed combined balance sheet as of March 31, 2016, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and the three months ended March 31, 2016 and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: July 29, 2016	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BKD, LLP, as independent auditor for Pioneer Group, Inc. and Subsidiary.
99.1	Pioneer Group, Inc. and Subsidiary audited financial statements for the fiscal years ended December 2015 and 2014.
99.2	Pioneer Group, Inc. and Subsidiary unaudited financial statements as of March 31, 2016 and December 31, 2015, and for the three months ended March 31, 2016 and 2015.
99.3
Unaudited pro forma condensed combined balance sheet as of March 31, 2016, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2015 and the three months ended March 31, 2016 and the notes thereto.